Exhibit 99.2

Third Quarter Fiscal 2009
Supplemental Operating and Financial Data
for the Quarter Ended January 31, 2009

CONTACT: Michelle Saari VP - Investors Relations Direct Dial: 701-837-4738 E-Mail: msaari@iret.com	12 Main Street South Minot, ND 58701 Tel: 701-837-4738 Fax: 701.838.7785 www.iret.com

Supplemental Financial and Operating Data

January 31, 2009

Page

Company Background and Highlights	2

Investment Cost by Segment	4

Key Financial Data
Condensed Consolidated Balance Sheets	5
Condensed Consolidated Statements of Operations	6
Funds From Operations	7
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)	8

Capital Analysis
Long-Term Mortgage Debt Analysis	9
Long-Term Mortgage Debt Detail	10-11
Capital Analysis	12

Portfolio Analysis
Stabilized Properties Net Operating Income Summary	13
Net Operating Income Detail	14-17
Stabilized Properties and Overall Economic Occupancy Levels by Segment	18

Tenant Analysis
Commercial Leasing Summary	19-20
Multi-Family Residential Summary	21
10 Largest Commercial Tenants - Based on Annualized Base Rent	22
Lease Expirations as of January 31, 2009	23

Growth and Strategy
Fiscal 2009 Acquisition Summary	24

Definitions	25

Company Background and Highlights
Third Quarter Fiscal 2009

Investors Real Estate Trust is a self-administered, equity real estate investment trust (REIT) investing in a portfolio of income-producing properties located primarily in the upper Midwest.  IRET’s portfolio is diversified among multi-family residential, commercial office, medical (including senior housing), industrial and retail segments.

During the three months ended January 31, 2009, IRET acquired an approximately 69,984 square foot office/warehouse property located in Minnetonka, Minnesota, for a purchase price of $4.0 million, consisting of $3.0 million in cash and the balance payable under a promissory note with a ten-year term, at 6% interest.  An affiliate of the seller is leasing the property on a triple-net basis for ten years.  If the tenant defaults in the initial term of the lease, the then-current balance of the promissory note is forfeited to the Company.  The Company had no dispositions in the third quarter of fiscal year 2009.

During the third quarter, the Company’s Board of Trustees finalized and disclosed the Company’s long-standing management succession plan, announcing that IRET’s co-founder, and current President and CEO, Thomas A. Wentz, Sr., will be retiring as President and CEO at the Company’s 2009 Annual Meeting of Shareholders, scheduled for September 15, 2009.  He will be succeeded in those positions by Timothy P. Mihalick, currently the Company’s Senior Vice President and Chief Operating Officer, and a trustee.  Mr. Mihalick will be succeeded as COO by Thomas A. Wentz, Jr. The remainder of the Company’s senior management team will continue in their current positions.  Mr. Wentz, Sr. will remain with the Company on a part-time basis as a Senior Vice President and Chief Investment Officer, overseeing the acquisition of additions to IRET’s real estate portfolio.

IRET’s third quarter fiscal year 2009 results reflect the challenges the real estate industry faced during the three months ended January 31, 2009.  During this quarter, factors adversely affecting demand for and rents received in our commercial office segment in particular became more intense and pervasive across the United States.  Worsening conditions in the economy and credit markets continued to restrain demand for commercial office, medical, industrial and retail space throughout our portfolio.  We expect current credit market conditions and the continued deterioration in the economy to increase credit stresses on our tenants, and we continue to expect this tenant stress to lead to moderate increases for us in past due accounts and vacancies.

In the third quarter of fiscal year 2009, IRET paid its 151st consecutive quarterly distribution per common share/unit at equal or increasing rates.  The $0.1695 per share/unit distribution was paid January 14, 2009.

As of January 31, 2009, IRET owns a diversified portfolio of 244 properties consisting of 78 multi-family residential properties, 66 office properties, 49 medical properties (including senior housing), 18 industrial properties and 33 retail properties.  IRET’s distributions have increased every year for 38 consecutive years.  IRET’s shares are publicly traded on the NASDAQ Global Select Market (NASDAQ:  IRET).

Company Snapshot
(as of January 31, 2009)

Company Headquarters	Minot, North Dakota
Fiscal Year-End	April 30
Reportable Segments	Multi-Family Residential, Office, Medical, Industrial, Retail
Total Properties	244
Total Square Feet
(commercial properties)	11.7 million
Total Units
(multi-family residential properties)	9,645
Common Shares Outstanding	59,127,397
Limited Partnership Units Outstanding	21,184,054
Common Share Distribution - Quarter/Annualized	$0.1695/$0.6780
Dividend Yield	6.8%
Total Capitalization (see p. 12 for detail)	$1.9 billion

Investor Information

Board of Trustees

Jeffrey L. Miller	Trustee and Chairman
Stephen L. Stenehjem	Trustee and Vice Chairman, Chair of Compensation Committee
John D. Stewart	Trustee, Chair of Audit Committee
Patrick G. Jones	Trustee, Chair of Nominating Committee
C.W. “Chip” Morgan	Trustee
John T. Reed	Trustee
W. David Scott	Trustee
Thomas A. Wentz, Jr.	Trustee, Senior Vice President - Asset Management and Finance
Timothy P. Mihalick	Trustee, Senior Vice President and Chief Operating Officer

Management

Thomas A. Wentz, Sr.	President and Chief Executive Officer
Diane K. Bryantt	Senior Vice President and Chief Financial Officer
Timothy P. Mihalick	Senior Vice President and Chief Operating Officer; Trustee
Thomas A. Wentz, Jr	Senior Vice President, Asset Management and Finance; Trustee
Kelly A. Walters	Senior Vice President, Capital Markets and New Business Development
Charles A. Greenberg	Senior Vice President, Commercial Asset Management
Michael A. Bosh	Senior Vice President, General Counsel and Secretary

Corporate Headquarters:
12 Main Street South
Minot, North Dakota 58701

Trading Symbol:  IRET
Stock Exchange Listing:  NASDAQ

Investor Relations:
Michelle Saari
msaari@iret.com

Common Share Data (NASDAQ: IRET)

	3rd Quarter Fiscal Year 2009	2nd Quarter Fiscal Year 2009	1st Quarter Fiscal Year 2009	4th Quarter Fiscal Year 2008	3rd Quarter Fiscal Year 2008
High Closing Price	$10.71	$11.19	$10.68	$10.47	$10.55
Low Closing Price	$7.43	$7.66	$9.54	$8.95	$8.84
Average Closing Price	$9.71	$10.01	$10.10	$9.82	$9.67
Closing Price at end of quarter	$9.95	$9.88	$10.50	$10.20	$9.80
Common Share Distributions—annualized	$0.678	$0.676	$0.674	$0.672	$0.67
Closing Dividend Yield - annualized	6.8%	6.8%	6.4%	6.6%	6.8%
Closing common shares outstanding (thousands)	59,127	58,713	58,202	57,732	56,977
Closing limited partnership units outstanding (thousands)	21,184	21,287	21,293	21,238	20,395
Closing market value of outstanding common shares, plus imputed closing market value of outstanding limited partnership units (thousands)	$799,094	$790,400	$834,698	$805,494	$758,246

Certain statements in these supplemental disclosures are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from projected results.  Such risks, uncertainties and other factors include, but are not limited to:  fluctuations in interest rates, the effect of government regulation, the availability of capital, changes in general and local economic and real estate market conditions, competition, our ability to attract and retain skilled personnel, and those risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including our 2008 Form 10-K.  We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Third Quarter Fiscal 2009 Acquisition and Development Project

Minnetonka 13600 County Road 62, Minnetonka, MN

IRET Corporate Plaza, Minot, ND

(inside apartment photos)

Investment Cost by Segment – Third Quarter Fiscal 2009

With investments in the multi-family residential and commercial office, medical, industrial and retail segments, IRET’s diversified portfolio helps to provide stability during market fluctuations in returns from specific property types.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in thousands)

	01/31/2009	10/31/2008	07/31/2008	04/30/2008	01/31/2008
ASSETS
Real estate investments
Property owned	$1,719,690	$1,690,763	$1,655,778	$1,648,259	$1,558,560
Less accumulated depreciation	(251,493)	(240,452)	(229,691)	(219,379)	(209,400)
	1,468,197	1,450,311	1,426,087	1,428,880	1,349,160
Development in progress	0	17,603	35,231	22,856	14,734
Unimproved land	5,695	5,036	4,567	3,901	3,901
Mortgage loans receivable, net of allowance	161	528	534	541	548
Total real estate investments	1,474,053	1,473,478	1,466,419	1,456,178	1,368,343
Other assets
Cash and cash equivalents	31,022	40,855	42,351	53,481	76,392
Marketable securities – available-for-sale	420	420	420	420	2,160
Receivable arising from straight-lining of rents, net of allowance	15,558	14,962	14,383	14,113	13,753
Accounts receivable, net of allowance	3,678	3,676	4,395	4,163	3,842
Real estate deposits	242	86	1,048	1,379	1,103
Prepaid and other assets	1,514	1,813	2,324	349	821
Intangible assets, net of accumulated amortization	55,663	56,576	58,936	61,649	29,025
Tax, insurance, and other escrow	8,271	6,182	7,888	8,642	8,060
Property and equipment, net	1,436	1,432	1,450	1,467	1,487
Goodwill	1,392	1,392	1,392	1,392	1,396
Deferred charges and leasing costs, net	16,039	16,037	15,155	14,793	13,528
TOTAL ASSETS	$1,609,288	$1,616,909	$1,616,161	$1,618,026	$1,519,910

LIABILITIES AND SHAREHOLDERS’ EQUITY
LIABILITIES
Accounts payable and accrued expenses	$32,275	$26,645	$32,917	$33,757	$29,573
Revolving lines of credit	8,500	15,000	0	0	0
Mortgages payable	1,068,127	1,066,113	1,068,267	1,063,858	975,785
Other	1,636	703	830	978	1,019
TOTAL LIABILITIES	1,110,538	1,108,461	1,102,014	1,098,593	1,006,377

COMMITMENTS AND CONTINGENCIES
MINORITY INTEREST IN PARTNERSHIPS	13,000	13,098	13,186	12,609	12,768
MINORITY INTEREST OF UNITHOLDERS IN OPERATING PARTNERSHIP	153,566	157,622	159,984	161,818	155,301
SHAREHOLDERS’ EQUITY
Preferred Shares of Beneficial Interest	27,317	27,317	27,317	27,317	27,317
Common Shares of Beneficial Interest	452,440	448,803	444,134	440,187	433,645
Accumulated distributions in excess of net income	(147,573)	(138,392)	(130,474)	(122,498)	(115,546)
Accumulated other comprehensive income (loss)	0	0	0	0	48
Total shareholders’ equity	332,184	337,728	340,977	345,006	345,464
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,609,288	$1,616,909	$1,616,161	$1,618,026	$1,519,910

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(in thousands, except per share data)

Nine Months Ended	Three Months Ended
OPERATING RESULTS	01/31/2009	01/31/2008	01/31/2009	10/31/2008	07/31/2008	04/30/2008	01/31/2008
Real estate revenue	$179,353	$162,208	$60,934	$59,573	$58,846	$58,962	$54,424
Real estate expenses	73,656	63,494	25,899	23,953	23,804	23,911	21,567
Net operating income	105,697	98,714	35,035	35,620	35,042	35,051	32,857
Interest	(51,307)	(46,969)	(17,341)	(17,078)	(16,888)	(16,470)	(15,840)
Depreciation/amortization	(42,276)	(37,544)	(14,550)	(13,959)	(13,767)	(13,974)	(12,508)
Administrative, advisory and trustee fees	(3,906)	(3,811)	(1,336)	(1,239)	(1,331)	(1,392)	(1,348)
Operating expenses	(1,157)	(1,053)	(313)	(482)	(362)	(291)	(343)
Non-operating income	688	2,089	152	288	248	671	1,023
Income before minority interest and discontinued operations and (loss) gain on sale of other investments	$7,739	$11,426	$1,647	$3,150	$2,942	$3,595	$3,841

Gain on sale of other investments	54	4	0	54	0	38	2
Minority interest portion of operating partnership income	(1,631)	(2,691)	(284)	(700)	(647)	(833)	(855)
Minority interest portion of other partnerships’ (income) loss	97	25	15	19	63	111	(11)
Income from continuing operations	6,259	8,764	1,378	2,523	2,358	2,911	2,977
Discontinued operations, net of minority interest	0	36	0	0	0	377	6
NET INCOME	6,259	8,800	1,378	2,523	2,358	3,288	2,983
Dividends to preferred shareholders	(1,779)	(1,779)	(593)	(593)	(593)	(593)	(593)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$4,480	$7,021	$785	$1,930	$1,765	$2,695	$2,390

Per Share Data
Earnings per common share from continuing operations	$.08	$.14	$.02	$.03	$.03	$.04	$.04
Earnings per common share from discontinued operations	.00	.00	.00	.00	.00	.01	.00
Net income per common share – basic & diluted	$.08	$.14	$.02	$.03	$.03	$.05	$.04

Percentage of Revenues
Real estate expenses	41.1%	39.1%	42.5%	40.2%	40.5%	40.6%	39.6%
General and administrative	2.2%	2.3%	2.2%	2.1%	2.3%	2.4%	2.5%
Income from continuing operations	3.5%	5.4%	2.3%	4.2%	4.0%	4.9%	5.5%
Net income	3.5%	5.4%	2.3%	4.2%	4.0%	5.6%	5.5%

Ratios
EBITDA/Interest expense	1.96	x	2.00	x	1.93	x	1.99	x	1.98	x	2.04	x	1.97	x
EBITDA/Interest expense plus preferred distributions	1.90	x	1.93	x	1.86	x	1.92	x	1.91	x	1.97	x	1.90	x

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
FUNDS FROM OPERATIONS (unaudited)
(in thousands, except per share and unit data)

	Nine Months Ended		Three Months Ended
	01/31/2009	01/31/2008	01/31/2009	10/31/2008	07/31/2008	04/30/2008	01/31/2008
Funds From Operations(1)
Net income	$6,259	$8,800	$1,378	$2,523	$2,358	$3,288	$2,983
Less dividends to preferred shareholders	(1,779)	(1,779)	(593)	(593)	(593)	(593)	(593)
Net income available to common shareholders	4,480	7,021	785	1,930	1,765	2,695	2,390
Adjustments:
Minority interest in earnings of Unitholders	1,631	2,704	284	700	647	973	858
Depreciation and amortization	41,935	37,393	14,454	13,840	13,641	13,910	12,456
(Gains)/loss on depreciable property sales	(54)	(4)	0	(54)	0	(510)	(2)
Funds from operations applicable to common shares and Units	$47,992	$47,114	$15,523	$16,416	$16,053	$17,068	$15,702

FFO per share and unit - basic and diluted	$0.60	$0.66	$0.19	$0.21	$0.20	$0.22	$0.21
Weighted average shares and units	79,642	71,620	80,038	79,668	79,214	78,195	75,755

(1)	See Definitions on page 25.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (EBITDA) (unaudited)
(in thousands)

	Nine Months Ended		Three Months Ended
	01/31/2009	01/31/2008	01/31/2009	10/31/2008	07/31/2008	04/30/2008	01/31/2008
EBITDA(1)
Net income	$6,259	$8,800	$1,378	$2,523	$2,358	$3,288	$2,983
Adjustments:
Minority interest portion of operating partnership income	1,631	2,704	284	700	647	973	858
Income before minority interest	7,890	11,504	1,662	3,223	3,005	4,261	3,841
Add:
Interest	51,307	46,969	17,341	17,078	16,888	16,470	15,840
Depreciation/amortization related to real estate investments	40,821	36,547	14,023	13,480	13,318	13,542	12,165
Amortization related to non-real estate investments	1,455	1,039	527	479	449	437	356
Amortization related to real estate revenues(2)	(136)	(218)	(27)	(52)	(57)	(65)	(79)
Less:
Interest income	(556)	(1,646)	(123)	(210)	(223)	(449)	(953)
Gain on sale of real estate, land and other investments	(54)	(4)	0	(54)	0	(552)	(2)
EBITDA	$100,727	$94,191	$33,403	$33,944	$33,380	$33,644	$31,168

(1)	See Definitions on page 25.

(2)	Included in real estate revenue in the Statement of Operations.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT ANALYSIS
(in thousands)

Debt Maturity Schedule
Annual Expirations

Total Mortgage Debt

7.20%    7.64%    7.02%    5.97%    6.22%    5.60%    5.76%   6.22%    5.80%    6.47%    5.75%
	Future Maturities of Debt
Fiscal Year	Fixed Debt	Variable Debt	Total Debt	Weighted Average(1)	% of Total Debt
2010	$125,306	$3,626	$128,932	7.20%	12.1%
2011	81,765	0	81,765	7.64%	7.6%
2012	92,146	0	92,146	7.02%	8.6%
2013	25,944	4,921	30,865	5.97%	2.9%
2014	48,123	1,064	49,187	6.22%	4.6%
2015	71,653	0	71,653	5.60%	6.7%
2016	65,871	353	66,224	5.76%	6.2%
2017	161,876	0	161,876	6.22%	15.2%
2018	94,021	0	94,021	5.80%	8.8%
2019	91,183	712	91,895	6.47%	8.6%
Thereafter	195,639	3,924	199,563	5.75%	18.7%
Total maturities	$1,053,527	$14,600	$1,068,127	6.34%	100.0%

(1)	Weighted average interest rate of debt that matures in fiscal year.

	01/31/2009	10/31/2008	07/31/2008	04/30/2008	01/31/2008
Balances Outstanding
Mortgage
Fixed rate	$1,053,527	$1,054,938	$1,057,009	$1,052,162	$951,112
Variable rate	14,600	11,175	11,258	11,696	24,673
Mortgage total	1,068,127	1,066,113	1,068,267	1,063,858	975,785

Weighted Average Interest Rates
Secured	6.34%	6.36%	6.36%	6.37%	6.44%

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT DETAIL

Property	Maturity Date	Fiscal 2010	Fiscal 2011	Fiscal 2012	Fiscal 2013	Thereafter	Total(1)
Multi-Family Residential
Forest Park Estates - Grand Forks, ND	8/1/2009	$6,229	$0	$0	$0	$0	$6,229
Rimrock Apts - Billings, MT	8/1/2009	2,192	0	0	0	0	2,192
Rocky Meadows Apts - Billings, MT	8/1/2009	3,115	0	0	0	0	3,115
Park Meadows I - Waite Park, MN	9/1/2009	2,643	0	0	0	0	2,643
Park Meadows II & III - Waite Park, MN	9/1/2009	7,015	0	0	0	0	7,015
Terrace on the Green - Moorhead, MN	9/01/2009	1,423	0	0	0	0	1,423
Thomasbrook - Lincoln, NE	10/1/2009	5,119	0	0	0	0	5,119
Crown Colony - Topeka, KS	11/1/2009	6,497	0	0	0	0	6,497
Sherwood Apts - Topeka, KS	11/1/2009	9,746	0	0	0	0	9,746
Westwood Park - Bismarck, ND	12/1/2009	1,014	0	0	0	0	1,014
Dakota Hill at Valley Ranch - Irving, TX	2/1/2010	22,836	0	0	0	0	22,836
Southbrook & Mariposa - Topeka, KS	2/1/2010	3,186	0	0	0	0	3,186
Kirkwood Apts - Bismarck, ND	5/1/2010	0	1,940	0	0	0	1,940
Meadows I - Jamestown, ND	8/1/2010	0	908	0	0	0	908
Meadows II - Jamestown, ND	8/1/2010	0	908	0	0	0	908
Olympic Village - Billings, MT	11/1/2010	0	7,688	0	0	0	7,688
Southview Apartments - Minot, ND	11/1/2010	0	744	0	0	0	744
Valley Park Manor - Grand Forks, ND	11/1/2010	0	2,731	0	0	0	2,731
Valley Park Manor - Grand Forks, ND	11/1/2010	0	831	0	0	0	831
Ridge Oaks Apts - Sioux City, IA	2/1/2011	0	2,631	0	0	0	2,631
Sunset Trail I - Rochester, MN	3/1/2011	0	3,958	0	0	0	3,958
Sunset Trail II - Rochester, MN	3/1/2011	0	3,846	0	0	0	3,846
Oakwood Estates - Sioux Falls, SD	6/1/2011	0	0	3,498	0	0	3,498
Oxbow - Sioux Falls, SD	6/1/2011	0	0	3,811	0	0	3,811
Chateau Apts - Minot, ND	7/1/2011	0	0	1,810	0	0	1,810
Oakmont Apts - Sioux Falls, SD	9/1/2011	0	0	3,754	0	0	3,754
Canyon Lake Apts - Rapid City, SD	10/1/2011	0	0	2,714	0	0	2,714
Meadows III - Jamestown, ND	11/1/2011	0	0	1,006	0	0	1,006
East Park Apts - Sioux Falls, SD	12/1/2012	0	0	0	1,599	0	1,599
Sycamore Village Apts - Sioux Falls, SD	12/1/2012	0	0	0	899	0	899
Brookfield Village - Topeka, KS	1/1/2013	0	0	0	4,921	0	4,921
Monticello Village Apts - Monticello, MN	3/1/2013	0	0	0	3,159	0	3,159
Summary of Debt due after 2013		0	0	0	0	188,325	188,325
Sub-Total Multi-Family Residential		$71,015	$26,185	$16,593	$10,578	$188,325	$312,696

Commercial Office
Three Paramount Plaza - Bloomington, MN	8/1/2009	$4,026	$0	$0	$0	$0	$4,026
Mendota - American Corporate Center - Mendota Heights, MN(2)	11/1/2009	9,680	0	0	0	0	9,680	(3)
Mendota Center I - Mendota Heights, MN(2)	11/1/2009	3,838	0	0	0	0	3,838	(3)
Mendota Center II - Mendota Heights, MN(2)	11/1/2009	6,146	0	0	0	0	6,146	(3)
Mendota Center III - Mendota Heights, MN(2)	11/1/2009	3,577	0	0	0	0	3,577	(3)
Mendota Center IV - Mendota Heights, MN(2)	11/1/2009	4,645	0	0	0	0	4,645	(3)
Westgate I - Boise, ID	1/1/2010	1,927	0	0	0	0	1,927
Westgate II - Boise, ID	1/1/2010	4,718	0	0	0	0	4,718
Northgate II - Maple Grove, MN	2/1/2010	1,322	0	0	0	0	1,322
Southeast Tech Center - Eagan, MN	2/1/2010	3,576	0	0	0	0	3,576
Brenwood - Minnetonka, MN	10/1/2010	0	7,695	0	0	0	7,695
Nicollet VII - Burnsville, MN	12/1/2010	0	4,119	0	0	0	4,119
Dewey Hill Business Center - Edina, MN	1/1/2011	0	2,681	0	0	0	2,681
Plymouth IV - Plymouth, MN	1/1/2011	0	3,287	0	0	0	3,287
Plymouth V - Plymouth, MN	1/1/2011	0	4,730	0	0	0	4,730

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT DETAIL (continued)

Property	Maturity Date	Fiscal 2010	Fiscal 2011	Fiscal 2012	Fiscal 2013	Thereafter	Total(1)
Commercial Office - Continued
Whitewater Plaza - Minnetonka, MN	3/1/2011	$0	$2,679	$0	$0	$0	$2,679
Whitewater Plaza 2nd Mortgage - Minnetonka, MN	3/1/2011	0	1,389	0	0	0	1,389
2030 Cliff Road - Eagan, MN	4/1/2011	0	501	0	0	0	501
Cold Spring Center - St Cloud, MN	4/1/2011	0	4,255	0	0	0	4,255
Pillsbury Business Center - Edina, MN	4/1/2011	0	972	0	0	0	972
Golden Hills Office Center - Golden Valley, MN	7/1/2011	0	0	14,582	0	0	14,582
Wells Fargo Center - St Cloud, MN	7/1/2011	0	0	6,963	0	0	6,963
Interlachen Corp Center - Eagan, MN	10/11/2011	0	0	9,957	0	0	9,957
Bloomington Business Plaza - Bloomington, MN	12/1/2011	0	0	4,328	0	0	4,328
Wirth Corporate Center - Golden Valley, MN	2/1/2012	0	0	4,315	0	0	4,315
Summary of Debt due after 2013		0	0	0	0	257,458	257,458
Sub-Total Commercial Office		$43,455	$32,308	$40,145	$0	$257,458	$373,366

Commercial Medical
Edina 6545 France SMC I - Edina, MN	1/1/2011	$0	$22,062	$0	$0	$0	$22,062
Edina 6525 France SMC II - Edina, MN	6/1/2011	0	0	9,816	0	0	9,816
Edina 6405 France Medical - Edina, MN	1/1/2012	0	0	9,371	0	0	9,371
Edina 6363 France Medical - Edina, MN	4/1/2012	0	0	8,204	0	0	8,204
Fox River Cottages - Grand Chute, WI	5/1/2012	0	0	0	2,318	0	2,318
Summary of Debt due after 2013		0	0	0	0	204,249	204,249
Sub-Total Commercial Medical		$0	$22,062	$27,391	$2,318	$204,249	$256,020

Commercial Industrial
Waconia Industrial Bldg - Waconia, MN	8/2/2009	$1,126	$0	$0	$0	$0	$1,126
Metal Improvement Co - New Brighton, MN	10/1/2009	1,230	0	0	0	0	1,230
Lexington Commerce Center - Eagan, MN	2/1/2010	2,877	0	0	0	0	2,877
Eagan 2785 & 2795 Highway 55 - Eagan, MN	6/1/2011	0	0	3,795	0	0	3,795
Stone Container - Roseville, MN	2/1/2012	0	0	4,222	0	0	4,222
Dixon Avenue Industrial Park - Des Moines, IA	1/1/2013	0	0	0	7,843	0	7,843
Bloomington 2000 West 94th St - Bloomington, MN	3/1/2013	0	0	0	4,099	0	4,099
Roseville-2929 Long Lake Road - Roseville, MN	3/1/2013	0	0	0	6,027	0	6,027
Summary of Debt due after 2013		0	0	0	0	30,361	30,361
Sub-Total Commercial Industrial		$5,233	$0	$8,017	$17,969	$30,361	$61,580

Commercial Retail
Rochester Maplewood Square - Rochester, MN	8/1/2009	$3,801	$0	$0	$0	$0	$3,801
Minot Arrowhead Shopping Center - Minot, ND	8/23/2009	2,500	0	0	0	0	2,500
Grand Forks MedPark Mall - Grand Forks, ND	3/1/2010	2,928	0	0	0	0	2,928
Minot Plaza - Minot, ND	8/1/2010	0	639	0	0	0	639
Kentwood Thomasville Furniture - Kentwood, MI	2/1/2011	0	571	0	0	0	571
Summary of Debt due after 2013		0	0	0	0	54,026	54,026
Sub-Total Commercial Retail		$9,229	$1,210	$0	$0	$54,026	$64,465

Total		$128,932	$81,765	$92,146	$30,865	$734,419	$1,068,127

(1)	Totals given are principal balances as of January 31, 2009.
(2)	IRET’s ownership interest in these properties is 51%. IRET’s 49% joint venture partner is obligated on the mortgage debt in proportion to its ownership interest.
(3)	Includes the 49% share of IRET’s joint venture partner.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CAPITAL ANALYSIS
(in thousands, except per share and unit amounts)

	01/31/2009		10/31/2008		07/31/2008		04/30/2008		01/31/2008
Equity Capitalization
Common shares outstanding	59,127		58,713		58,202		57,732		56,977
Operating partnership (OP) units outstanding	21,184		21,287		21,293		21,238		20,395
Total common shares and OP units outstanding	80,311		80,000		79,495		78,970		77,372
Market price per common share (closing price at end of period)	$9.95		$9.88		$10.50		$10.20		$9.80
Equity capitalization-common shares and OP units	$799,094		$790,400		$834,698		$805,494		$758,246
Recorded book value of preferred shares	$27,317		$27,317		$27,317		$27,317		$27,317
Total equity capitalization	$826,411		$817,717		$862,015		$832,811		$785,563

Debt Capitalization
Total mortgage debt	$1,068,127		$1,066,113		$1,068,267		$1,063,858		$975,785
Total capitalization	$1,894,538		$1,883,830		$1,930,282		$1,896,669		$1,761,348

Total debt to total capitalization	0.56:1		0.57:1		0.55:1		0.56:1		0.55:1

Earnings to fixed charges(1)	1.13	x	1.16	x	1.15	x	1.20	x	1.23	x
Earnings to combined fixed charges and preferred distributions(1)	1.09	x	1.13	x	1.12	x	1.16	x	1.19	x
Debt service coverage ratio(1)	1.39	x	1.41	x	1.40	x	1.46	x	1.42	x

Distribution Data
Common shares and units outstanding at record date	80,018		79,566		79,116		77,675		76,698
Total common distribution paid	$13,562		$13,445		$13,332		$13,050		$12,847
Common distribution per share and unit	$0.1695		$0.1690		$0.1685		$0.1680		$0.1675
Payout ratio (FFO per share and unit basis)(1)	89.2%		80.5%		84.3%		76.4%		79.8%

(1)	See Definitions on page 25.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
STABILIZED PROPERTIES NET OPERATING INCOME SUMMARY
(in thousands)

	Stabilized Properties(1)			Stabilized Properties
	Three Months Ended January 31,			Nine months Ended January 31,
Segment	2009	2008	% Change	2009	2008	% Change
Multi-Family Residential	$9,522	$9,494	0.3%	$28,947	$28,219	2.6%
Commercial Office	10,745	11,668	(7.9%)	32,713	35,401	(7.6%)
Commercial Medical	6,487	6,555	(1.0%)	19,821	20,001	(0.9%)
Commercial Industrial	1,893	1,904	(0.6%)	5,216	5,860	(11.0%)
Commercial Retail	2,347	2,394	(2.0%)	7,042	7,322	(3.8%)
	$30,994	$32,015	(3.2%)	$93,739	$96,803	(3.2%)

1.	For 3rd Quarter Fiscal 2009 and 3rd Quarter Fiscal 2008, stabilized properties excluded:

Multi-Family Residential -
Indian Hills, Sioux City, IA; Cottonwood IV Apartments, Bismarck, ND; Greenfield Apartments, Omaha, NE; Minot 4th Street Apartments, Minot, ND; Minot 11th Street Apartments, Minot, ND; Minot Fairmont Apartments, Minot, ND; Minot Westridge Apartments, Minot, ND; Thomasbrook Apartments, Lincoln, NE; Evergreen Apartments, Isanti, MN; 410 South Main, Minot, ND and IRET Corporate Plaza, Minot, ND.

Total number of units, 692. Occupancy % for the three and nine months ended January 31, 2009, 88.9% and 88.6%, respectively.

Commercial Office -	610 Business Center, Brooklyn Park, MN; Intertech, Fenton, MO; Plymouth 5095, Plymouth, MN; Bismarck 715 E Broadway, Bismarck, ND; 410 South Main, Minot, ND and IRET Corporate Plaza, Minot, ND.
Total square footage, 240,160. Occupancy % for the three and nine months ended January 31, 2009, 95.4% and 95.2%, respectively.

Commercial Medical -
Barry Point, Kansas City, MO; Edgewood Vista Billings, Billings, MT; Edgewood Vista East Grand Forks, East Grand Forks, MN; Edgewood Vista Sioux Falls, Sioux Falls, SD; Edina 6405 France Medical, Edina, MN; Edina 6363 France Medical, Edina, MN; Minneapolis 701 25th Ave Medical (Riverside), Minneapolis, MN; Burnsville 303 Nicollet Medical (Ridgeview), Burnsville, MN; Burnsville 305 Nicollet Medical (Ridgeview South), Burnsville, MN; Eagan 1440 Duckwood Medical, Eagan, MN; Edgewood Vista Belgrade, Belgrade, MT; Edgewood Vista Columbus, Columbus, NE; Edgewood Vista Fargo, Fargo, ND; Edgewood Vista Grand Island, Grand Island, NE; Edgewood Vista Norfolk, Norfolk, NE and 2828 Chicago Avenue, Minneapolis, MN.

Total square footage, 597,265. Occupancy % for the three and nine months ended January 31, 2009, 93.6% and 95.8%, respectively.

Commercial Industrial -	Cedar Lake Business Center, St. Louis Park, MN; Urbandale, Urbandale, IA; Woodbury 1865, Woodbury, MN; Eagan 2785 & 2795 Highway 55, Eagan, MN and Minnetonka 13600 County Road 62, Minnetonka, MN.
Total square footage, 916,937. Occupancy % for the three and nine months ended January 31, 2009, 100.0% and 100.0%, respectively.

Discontinued operations from fiscal 2008 include:
Multi-Family Residential -	405 Grant Avenue Apartments, Harvey, ND and Sweetwater – Green Acres 1&2 Apartments, Devils Lake, ND.
Total number of units, 60.

Commercial Office -	Minnetonka Office Building, Minnetonka, MN.
Total square footage, 1,142.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Three Months Ended January 31, 2009
	Multi-Family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$18,252	$20,088	$9,585	$2,475	$3,972	$0	$54,372
Non-Stabilized	1,142	705	3,761	954	0	0	6,562
Total	19,394	20,793	13,346	3,429	3,972	0	60,394

Real estate expenses
Stabilized(1)	8,730	9,343	3,098	582	1,625	0	23,378
Non-Stabilized	676	205	1,337	303	0	0	2,521
Total	9,406	9,548	4,435	885	1,625	0	25,899

Net Operating Income (NOI)
Stabilized(1)	9,522	10,745	6,487	1,893	2,347	0	30,994
Non-Stabilized	466	500	2,424	651	0	0	4,041
Net operating income	$9,988	$11,245	$8,911	$2,544	$2,347	$0	$35,035

Reconciliation of NOI to net income available to common shareholders
Interest (expense) income	$(4,982)	$(5,956)	$(4,247)	$(951)	$(984)	$(221)	$(17,341)
Depreciation/amortization	(3,561)	(5,218)	(3,251)	(1,239)	(685)	(596)	(14,550)
Administrative, advisory and trustee fees	0	0	0	0	0	(1,336)	(1,336)
Other expenses	0	0	0	0	0	(313)	(313)
Other income	0	0	0	0	0	152	152
Income before gain on sale of other investments and minority interest and discontinued operations	1,445	71	1,413	354	678	(2,314)	1,647
Gain on sale of the other investments	0	0	0	0	0	0	0
Minority interest portion of operating partnership income	0	0	0	0	0	(284)	(284)
Minority interest portion of other partnerships’ loss	0	0	0	0	0	15	15
Income from continuing operations	1,445	71	1,413	354	678	(2,583)	1,378
NET INCOME	1,445	71	1,413	354	678	(2,583)	1,378
Dividends to preferred shareholders	0	0	0	0	0	(593)	(593)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$1,445	$71	$1,413	$354	$678	$(3,176)	$785

1.	For 3rd Quarter Fiscal 2009, non-stabilized properties included:

Multi-Family Residential -
Indian Hills, Sioux City, IA; Cottonwood IV Apartments, Bismarck, ND; Greenfield Apartments, Omaha, NE; Minot 4th Street Apartments, Minot, ND; Minot 11th Street Apartments, Minot, ND; Minot Fairmont Apartments, Minot, ND; Minot Westridge Apartments, Minot, ND; Thomasbrook Apartments, Lincoln, NE; Evergreen Apartments, Isanti, MN; 410 South Main, Minot, ND and IRET Corporate Plaza, Minot, ND.

Total number of units, 692. Occupancy % for the three and nine months ended January 31, 2009, 88.9% and 88.6%, respectively.

Commercial Office -	610 Business Center, Brooklyn Park, MN; Intertech, Fenton, MO; Plymouth 5095, Plymouth, MN; Bismarck 715 E Broadway, Bismarck, ND; 410 South Main, Minot, ND and IRET Corporate Plaza, Minot, ND.
Total square footage, 240,160. Occupancy % for the three and nine months ended January 31, 2009, 95.4% and 95.2%, respectively.

Commercial Medical -
Barry Point, Kansas City, MO; Edgewood Vista Billings, Billings, MT; Edgewood Vista East Grand Forks, East Grand Forks, MN; Edgewood Vista Sioux Falls, Sioux Falls, SD; Edina 6405 France Medical, Edina, MN; Edina 6363 France Medical, Edina, MN; Minneapolis 701 25th Ave Medical (Riverside), Minneapolis, MN; Burnsville 303 Nicollet Medical (Ridgeview), Burnsville, MN; Burnsville 305 Nicollet Medical (Ridgeview South), Burnsville, MN; Eagan 1440 Duckwood Medical, Eagan, MN; Edgewood Vista Belgrade, Belgrade, MT; Edgewood Vista Columbus, Columbus, NE; Edgewood Vista Fargo, Fargo, ND; Edgewood Vista Grand Island, Grand Island, NE; Edgewood Vista Norfolk, Norfolk, NE and 2828 Chicago Avenue, Minneapolis, MN.

Total square footage, 597,265. Occupancy % for the three and nine months ended January 31, 2009, 93.6% and 95.8%, respectively.

Commercial Industrial -	Cedar Lake Business Center, St. Louis Park, MN; Urbandale, Urbandale, IA; Woodbury 1865, Woodbury, MN; Eagan 2785 & 2795 Highway 55, Eagan, MN and Minnetonka 13600 County Road 62, Minnetonka, MN.
Total square footage, 916,937. Occupancy % for the three and nine months ended January 31, 2009, 100.0% and 100.0%, respectively.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Three Months Ended January 31, 2008
	Multi-Family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$17,699	$20,454	$8,729	$2,417	$3,525	$0	$52,824
Non-Stabilized	672	167	150	611	0	0	1,600
Total	18,371	20,621	8,879	3,028	3,525	0	54,424

Real estate expenses
Stabilized(1)	8,205	8,786	2,174	513	1,131	0	20,809
Non-Stabilized	409	67	85	197	0	0	758
Total	8,614	8,853	2,259	710	1,131	0	21,567

Net Operating Income (NOI)
Stabilized(1)	9,494	11,668	6,555	1,904	2,394	0	32,015
Non-Stabilized	263	100	65	414	0	0	842
Net operating income	$9,757	$11,768	$6,620	$2,318	$2,394	$0	$32,857

Reconciliation of NOI to net income available to common shareholders
Interest (expense) income	$(4,923)	$(5,823)	$(2,900)	$(925)	$(1,057)	$(212)	$(15,840)
Depreciation/amortization	(3,327)	(5,216)	(2,072)	(799)	(673)	(421)	(12,508)
Administrative, advisory and trustee fees	0	0	0	0	0	(1,348)	(1,348)
Other expenses	0	0	0	0	0	(343)	(343)
Other income	0	0	0	0	0	1,023	1,023
Income before gain on sale of other investments and minority interest and discontinued operations	1,507	729	1,648	594	664	(1,301)	3,841
Gain on sale of other investments	0	0	0	0	0	2	2
Minority interest portion of operating partnership income	0	0	0	0	0	(855)	(855)
Minority interest portion of other partnerships income	0	0	0	0	0	(11)	(11)
Income from continuing operations	1,507	729	1,648	594	664	(2,165)	2,977
Discontinued operations, net of minority interest(2)	6	0	0	0	0	0	6
NET INCOME	1,513	729	1,648	594	664	(2,165)	2,983
Dividends to preferred shareholders	0	0	0	0	0	(593)	(593)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$1,513	$729	$1,648	$594	$664	$(2,758)	$2,390

1.	For 3rd Quarter Fiscal 2008, non-stabilized properties included:

Multi-Family Residential -	Indian Hills, Sioux City, IA; Thomasbrook Apartments, Lincoln, NE; Cottonwood Lake IV Apartments, Bismarck, ND and Greenfield Apartments, Omaha, NE.
Total number of units, 547. Occupancy for the three and nine month ended, 76.1% and 79.5%, respectively.

Commercial Office -	Plymouth 5095, Plymouth, MN; 610 Business Center, Brooklyn Park, MN; Intertech, Fenton, MO and 401 South Main, Minot, ND.
Total square footage, 172,138. Occupancy for the three and nine month ended, 88.3% and 84.4%, respectively.

Commercial Medical -	Barry Point, Kansas City, MO.
Total sq. ft., 18,502. Occupancy for the three and nine month ended, 100.0% and 100.0%, respectively.

Commercial Industrial -	Cedar Lake Business Center, St. Louis Park, MN; Urbandale, Urbandale, IA and Woodbury 1865, Woodbury, MN.
Total square footage, 648,353. Occupancy for the three and nine month ended, 91.8% and 92.1%, respectively.

Discontinued operations from fiscal 2008 include:
Multi-Family Residential -	405 Grant Avenue Apartments, Harvey, ND and Sweetwater – Green Acres 1&2 Apartments, Devils Lake, ND.
Total number of units, 60.

Commercial Office -	Minnetonka Office Building, Minnetonka, MN.
Total square footage, 1,142.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Nine Months Ended January 31, 2009
	Multi-Family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$54,225	$60,302	$28,156	$6,816	$10,963	$0	$160,462
Non-Stabilized	3,172	2,019	11,016	2,684	0	0	18,891
Total	57,397	62,321	39,172	9,500	10,963	0	179,353

Real estate expenses
Stabilized(1)	25,278	27,589	8,335	1,600	3,921	0	66,723
Non-Stabilized	1,782	605	3,726	820	0	0	6,933
Total	27,060	28,194	12,061	2,420	3,921	0	73,656

Net Operating Income (NOI)
Stabilized(1)	28,947	32,713	19,821	5,216	7,042	0	93,739
Non-Stabilized	1,390	1,414	7,290	1,864	0	0	11,958
Net operating income	$30,337	$34,127	$27,111	$7,080	$7,042	$0	$105,697

Reconciliation of NOI to net income available to common shareholders
Interest (expense) income	$(14,749)	$(17,803)	$(12,717)	$(2,841)	$(2,986)	$(211)	$(51,307)
Depreciation/amortization	(10,532)	(15,469)	(9,538)	(2,972)	(2,105)	(1,660)	(42,276)
Administrative, advisory and trustee fees	0	0	0	0	0	(3,906)	(3,906)
Other expenses	0	0	0	0	0	(1,157)	(1,157)
Other income	0	0	0	0	0	688	688
Income before gain on sale of other investments and minority interest and discontinued operations	5,056	855	4,856	1,267	1,951	(6,246)	7,739
Gain on sale of other investments	0	0	0	0	0	54	54
Minority interest portion of operating partnership income	0	0	0	0	0	(1,631)	(1,631)
Minority interest portion of other partnerships’ loss	0	0	0	0	0	97	97
Income from continuing operations	5,056	855	4,856	1,267	1,951	(7,726)	6,259
NET INCOME	5,056	855	4,856	1,267	1,951	(7,726)	6,259
Dividends to preferred shareholders	0	0	0	0	0	(1,779)	(1,779)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$5,056	$855	$4,856	$1,267	$1,951	$(9,505)	$4,480

1.	For 3rd Quarter Fiscal 2009, non-stabilized properties included:

Multi-Family Residential -
Indian Hills, Sioux City, IA; Cottonwood IV Apartments, Bismarck, ND; Greenfield Apartments, Omaha, NE; Minot 4th Street Apartments, Minot, ND; Minot 11th Street Apartments, Minot, ND; Minot Fairmont Apartments, Minot, ND; Minot Westridge Apartments, Minot, ND; Thomasbrook Apartments, Lincoln, NE; Evergreen Apartments, Isanti, MN; 410 South Main, Minot, ND and IRET Corporate Plaza, Minot, ND.

Total number of units, 692. Occupancy % for the three and nine months ended January 31, 2009, 88.9% and 88.6%, respectively.

Commercial Office -	610 Business Center, Brooklyn Park, MN; Intertech, Fenton, MO; Plymouth 5095, Plymouth, MN; Bismarck 715 E Broadway, Bismarck, ND; 410 South Main, Minot, ND and IRET Corporate Plaza, Minot, ND.
Total square footage, 240,160. Occupancy % for the three and nine months ended January 31, 2009, 95.4% and 95.2%, respectively.

Commercial Medical -
Barry Point, Kansas City, MO; Edgewood Vista Billings, Billings, MT; Edgewood Vista East Grand Forks, East Grand Forks, MN; Edgewood Vista Sioux Falls, Sioux Falls, SD; Edina 6405 France Medical, Edina, MN; Edina 6363 France Medical, Edina, MN; Minneapolis 701 25th Ave Medical (Riverside), Minneapolis, MN; Burnsville 303 Nicollet Medical (Ridgeview), Burnsville, MN; Burnsville 305 Nicollet Medical (Ridgeview South), Burnsville, MN; Eagan 1440 Duckwood Medical, Eagan, MN; Edgewood Vista Belgrade, Belgrade, MT; Edgewood Vista Columbus, Columbus, NE; Edgewood Vista Fargo, Fargo, ND; Edgewood Vista Grand Island, Grand Island, NE; Edgewood Vista Norfolk, Norfolk, NE and 2828 Chicago Avenue, Minneapolis, MN.

Total square footage, 597,265. Occupancy % for the three and nine months ended January 31, 2009, 93.6% and 95.8%, respectively.

Commercial Industrial -	Cedar Lake Business Center, St. Louis Park, MN; Urbandale, Urbandale, IA; Woodbury 1865, Woodbury, MN; Eagan 2785 & 2795 Highway 55, Eagan, MN and Minnetonka 13600 County Road 62, Minnetonka, MN.
Total square footage, 916,937. Occupancy % for the three and nine months ended January 31, 2009, 100.0% and 100.0%, respectively.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Nine Months Ended January 31, 2008
	Multi-Family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$52,539	$61,593	$26,383	$7,267	$10,542	$0	$158,324
Non-Stabilized	1,819	233	381	1,451	0	0	3,884
Total	54,358	61,826	26,764	8,718	10,542	0	162,208

Real estate expenses
Stabilized(1)	24,320	26,192	6,382	1,407	3,220	0	61,521
Non-Stabilized	1,254	97	193	429	0	0	1,973
Total	25,574	26,289	6,575	1,836	3,220	0	63,494

Net Operating Income (NOI)
Stabilized(1)	28,219	35,401	20,001	5,860	7,322	0	96,803
Non-Stabilized	565	136	188	1,022	0	0	1,911
Net operating income	$28,784	$35,537	$20,189	$6,882	$7,322	$0	$98,714

Reconciliation of NOI to net income available to common shareholders
Interest (expense) income	$(14,702)	$(17,331)	$(8,546)	$(2,566)	$(3,113)	$(711)	$(46,969)
Depreciation/amortization	(9,815)	(15,880)	(6,309)	(2,303)	(2,004)	(1,233)	(37,544)
Administrative, advisory and trustee fees	0	0	0	0	0	(3,811)	(3,811)
Other expenses	0	0	0	0	0	(1,053)	(1,053)
Other income	0	0	0	0	0	2,089	2,089
Income before gain on sale of other investments and minority interest and discontinued operations	4,267	2,326	5,334	2,013	2,205	(4,719)	11,426
Gain on sale of other investments	0	0	0	0	0	4	4
Minority interest portion of operating partnership income	0	0	0	0	0	(2,691)	(2,691)
Minority interest portion of other partnerships’ loss	0	0	0	0	0	25	25
Income from continuing operations	4,267	2,326	5,334	2,013	2,205	(7,381)	8,764
Discontinued operations, net of minority interest(2)	39	(3)	0	0	0	0	36
NET INCOME	4,306	2,323	5,334	2,013	2,205	(7,381)	8,800
Dividends to preferred shareholders	0	0	0	0	0	(1,779)	(1,779)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$4,306	$2,323	$5,334	$2,013	$2,205	$(9,160)	$7,021

1.	For 3rd Quarter Fiscal 2008, non-stabilized properties included:

Multi-Family Residential -	Indian Hills, Sioux City, IA; Thomasbrook Apartments, Lincoln, NE; Cottonwood Lake IV Apartments, Bismarck, ND and Greenfield Apartments, Omaha, NE.
Total number of units, 547. Occupancy for the three and nine month ended, 76.1% and 79.5%, respectively.

Commercial Office -	Plymouth 5095, Plymouth, MN; 610 Business Center, Brooklyn Park, MN; Intertech, Fenton, MO and 401 South Main, Minot, ND.
Total square footage, 172,138. Occupancy for the three and nine month ended, 88.3% and 84.4%, respectively.

Commercial Medical -	Barry Point, Kansas City, MO.
Total sq. ft., 18,502. Occupancy for the three and nine month ended, 100.0% and 100.0%, respectively.

Commercial Industrial -	Cedar Lake Business Center, St. Louis Park, MN; Urbandale, Urbandale, IA and Woodbury 1865, Woodbury, MN.
Total square footage, 648,353. Occupancy for the three and nine month ended, 91.8% and 92.1%, respectively.

Discontinued operations from fiscal 2008 include:
Multi-Family Residential -	405 Grant Avenue Apartments, Harvey, ND and Sweetwater – Green Acres 1&2 Apartments, Devils Lake, ND.
Total number of units, 60.

Commercial Office -	Minnetonka Office Building, Minnetonka, MN.
Total square footage, 1,142.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
STABILIZED PROPERTIES AND OVERALL ECONOMIC OCCUPANCY LEVELS BY SEGMENT
3rd Quarter Fiscal 2009 vs. 3rd Quarter Fiscal 2008

Segments	Stabilized Properties		All Properties
	3rd Quarter	3rd Quarter	3rd Quarter	3rd Quarter
	Fiscal 2009	Fiscal 2008	Fiscal 2009	Fiscal 2008
Multi-Family Residential	94.5%	93.9%	94.2%	93.1%
Commercial Office	88.6%	91.3%	88.8%	91.3%
Commercial Medical	95.5%	95.3%	95.0%	95.4%
Commercial Industrial	98.9%	94.9%	99.1%	94.3%
Commercial Retail	87.4%	87.4%	87.4%	87.4%

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
COMMERCIAL LEASING SUMMARY
for the three months and nine months ended January 31, 2009

	Three Months Ended January 31, 2009			Nine Months Ended January, 2009
	New(1)	Renew(2)	3rd Quarter 2008 Total	New(1)	Renew(2)	Year-To-Date Total
Gross Leasing Square Footage
Commercial Office	11,816	194,270	206,086	168,426	350,252	518,678
Commercial Medical	29,647	5,027	34,674	37,843	28,349	66,192
Commercial Industrial	311,686	69,600	381,286	311,686	141,227	452,913
Commercial Retail	11,858	96,342	108,200	75,234	146,772	222,006
Total	365,007	365,239	730,246	593,189	666,600	1,259,789

Weighted Average Term (yrs)
Commercial Office	4.6	4.5	4.5	4.8	3.6	4.0
Commercial Medical	6.9	5.0	6.2	6.5	5.3	5.7
Commercial Industrial	4.7	8.0	5.5	4.7	6.5	5.6
Commercial Retail	2.3	4.0	3.6	5.1	3.5	4.0
Total	4.6	4.5	4.5	5.1	3.9	6.4

Rental Rate Increases
Rate on Expiring Leases
Commercial Office			$19.32			$11.69
Commercial Medical			18.10			18.61
Commercial Industrial			0.00			2.88
Commercial Retail			4.74			5.14
Total			$6.39			$9.60

Rate on New and Renewal Leases
Commercial Office	$15.95	$9.51	$9.88	$10.57	$9.63	$9.93
Commercial Medical	15.74	19.76	16.32	25.59	16.93	21.88
Commercial Industrial	3.80	5.10	4.04	3.80	4.87	4.14
Commercial Retail	7.39	7.07	7.11	13.28	7.60	9.53
Total	$5.28	$8.17	$11.49	$8.32	$8.48	$8.41

Percentage Increase (Decrease)
Commercial Office			(48.9%)			(15.1%)
Commercial Medical			(9.8%)			17.6%
Commercial Industrial			N/A			43.8%
Commercial Retail			50.0%			85.4%
Total			79.8%			(12.4%)

(1)	Excluding leases in place on date of acquisition.

(2)	Renewing leases are not necessarily leases expiring in that period. Expansion footage for renewing tenants is included in this column.

(3)	Net of estimated operating expenses, other than tenant improvements.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
COMMERCIAL LEASING SUMMARY
for the three months and nine months ended January 31, 2009

	3rd Quarter 2008 Total			Year-To-Date Total
	New	Renew	Total Dollars	New	Renew	Total Dollars
Tenant Improvements
Commercial Office	$111,610	$1,590,870	$1,702,480	$1,484,389	$2,192,603	$3,676,992
Commercial Medical	2,043,060	21,230	2,064,290	2,314,345	276,301	2,590,646
Commercial Industrial	150,000	633,500	783,500	150,000	802,583	952,583
Commercial Retail	10,648	75,000	85,648	450,350	93,369	543,719
Subtotal	$2,315,318	$2,320,600	$4,635,918	$4,399,084	$3,364,856	$7,763,940

Tenant Improvements per square foot
Commercial Office	$9.45	$8.19	$8.26	$8.81	$6.26	$7.09
Commercial Medical	68.91	4.22	59.53	61.16	9.75	39.14
Commercial Industrial	0.48	9.10	2.05	0.48	5.68	2.10
Commercial Retail	0.90	0.78	0.79	5.99	0.64	2.45
Subtotal	$6.34	$6.35	$6.35	$7.42	$5.05	$6.16

Leasing Costs
Commercial Office	$56,663	$566,059	$622,722	$544,331	$1,005,511	$1,549,842
Commercial Medical	560,518	10,054	570,572	612,481	87,509	699,990
Commercial Industrial	7,151	85,065	92,216	7,151	124,025	131,176
Commercial Retail	6,977	15,507	22,484	44,647	47,245	91,892
Subtotal	$631,309	$676,685	$1,307,994	$1,208,610	$1,264,290	$2,472,900

Leasing Costs per square foot
Commercial Office	$4.80	$2.91	$3.02	$3.23	$2.87	$2.99
Commercial Medical	18.91	2.00	16.46	16.18	3.09	10.58
Commercial Industrial	0.02	1.22	0.24	0.02	0.88	0.29
Commercial Retail	0.59	0.16	0.21	0.59	0.32	0.41
Subtotal	$1.73	$1.85	$1.79	$2.04	$1.90	$1.96

Tenant Improvements and Leasing Costs
Commercial Office	$168,273	$2,156,929	$2,325,202	$2,028,720	$3,198,114	$5,226,834
Commercial Medical	2,603,578	31,284	2,634,862	2,926,826	363,810	3,290,636
Commercial Industrial	157,151	718,565	875,716	157,151	926,608	1,083,759
Commercial Retail	17,625	90,507	108,132	494,997	140,614	635,611
Total	$2,946,627	$2,997,285	$5,943,912	$5,607,694	$4,629,146	$10,236,840

Tenant Improvements and Leasing Costs per square foot
Commercial Office	$14.24	$11.10	$11.28	$12.05	$9.13	$10.08
Commercial Medical	87.82	6.22	75.99	77.34	12.83	49.71
Commercial Industrial	0.50	10.32	2.30	0.50	6.56	2.39
Commercial Retail	1.49	0.94	1.00	6.58	0.96	2.86
Total	$8.07	$8.21	$8.14	$9.45	$6.94	$8.13

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
MULTI-FAMILY RESIDENTIAL SUMMARY

	Three Months Ended
	01/31/2009	10/31/2008	07/31/2008	04/30/2008	01/31/2008
Number of Units	9,645	9,564	9,528	9,500	9,500
Average Investment Per Unit	$55,082	$54,303	$53,919	$53,677	$53,313

Average Scheduled Rent per Unit
Stabilized	$708.32	$705.53	$700.43	$695.01	$690.31
Non-Stabilized	655.12	648.90	647.89	657.55	611.55
	$704.75	$701.98	$697.18	$692.85	$686.38

Total Receipts per Unit
Stabilized	$679.54	$682.32	$657.09	$658.05	$659.05
Non-Stabilized	590.39	598.48	536.68	484.14	474.53
	$673.55	$677.06	$649.63	$648.03	$649.84
Occupancy %
Stabilized	94.5%	95.1%	92.8%	93.2%	93.9%
Non-Stabilized	88.9%	92.6%	84.1%	72.4%	76.1%
	94.2%	94.9%	92.3%	92.1%	93.1%

Operating Expenses as a % of Scheduled Rent
Stabilized	45.9%	44.2%	43.5%	45.9%	44.3%
Non-Stabilized	53.4%	47.9%	47.5%	46.7%	47.2%
Total	46.4%	44.4%	43.7%	45.9%	44.4%

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
10 LARGEST COMMERCIAL TENANTS – BASED ON ANNUALIZED BASE RENT(1)
as of January 31, 2009

Tenant	Number of Properties	Average Remaining Lease Term in Months	% of Total Commercial Segments’ Minimum Rents	Aggregate Rentable Square Feet	% of Aggregate Occupied Square Feet
Affiliates of Edgewood Vista	21	239	10.6%	983,877	9.2%
St. Lukes Hospital of Duluth, Inc.	6	78	3.5%	198,775	1.9%
Fairview Health	8	45	2.3%	166,563	1.6%
Applied Underwriters	3	97	2.3%	141,724	1.3%
Best Buy Co., Inc. (NYSE: BBY)	2	22	2.0%	224,650	2.1%
UGS Corp.	1	31	1.6%	122,567	1.1%
HealthEast Care System	1	121	1.6%	114,316	1.1%
Microsoft (NASDAQ: MSFT)	1	55	1.5%	122,040	1.1%
Smurfit - Stone Container (NASDAQ: SSCC)(2)	2	53	1.5%	424,147	4.0%
Arcadis Corporate Services (NASDAQ: ARCAF)	2	30	1.4%	82,725	0.8%
Total/Weighted Average		110	28.3%	2,581,384	24.2%

(1)	See Definitions on page 25.
(2)
Smurfit-Stone Container has filed bankruptcy under Chapter 11 of the Bankruptcy Code. To date Smurfit is current on all base rent payments under its leases with us. We have not yet been notified of the debtor’s intentions with respect to these leases.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LEASE EXPIRATIONS
as of January 31, 2009

Fiscal Year	Number of Leases	Rentable Square Feet	% of Rentable Square Feet	Annualized Rent *	Average Rental Rate	% of Annualized Rent
Commercial Office
2009	16	74,421	1.9%	$787,125	$10.58	1.5%
2010	77	593,270	14.9%	6,997,647	11.80	13.4%
2011	65	637,029	16.0%	8,576,363	13.46	16.4%
2012	48	716,331	17.9%	10,140,198	14.16	19.4%
2013	35	548,816	13.7%	6,920,404	12.61	13.2%
2014 and thereafter	69	1,422,143	35.6%	18,882,081	13.28	36.1%
	310	3,992,010	100.0%	$52,303,818	$13.10	100.0%

Commercial Medical
2009	3	7,929	0.4%	$142,273	$17.94	0.4%
2010	24	59,478	2.7%	1,100,037	18.49	2.9%
2011	17	67,247	3.1%	1,216,441	18.09	3.2%
2012	30	112,160	5.1%	2,328,064	20.76	6.2%
2013	18	68,390	3.1%	1,244,184	18.19	3.3%
2014 and thereafter	105	1,877,198	85.6%	31,689,950	16.88	84.0%
	197	2,192,402	100.0%	$37,720,949	$17.21	100.0%

Commercial Industrial
2009	1	9,702	0.3%	$59,085	$6.09	0.6%
2010	7	289,844	10.3%	985,673	3.40	9.3%
2011	15	1,072,579	38.2%	3,595,371	3.35	34.0%
2012	3	214,984	7.7%	663,899	3.09	6.3%
2013	2	204,633	7.3%	1,003,250	4.90	9.5%
2014 and thereafter	12	1,016,573	36.2%	4,267,497	4.20	40.3%
	40	2,808,315	100.0%	$10,574,775	$3.77	100.0%

Commercial Retail
2009	10	40,182	3.3%	$280,841	$6.99	2.8%
2010	52	262,532	21.6%	1,663,736	6.34	16.7%
2011	46	263,393	21.7%	2,581,793	9.80	25.9%
2012	28	233,075	19.2%	1,305,356	5.60	13.1%
2013	14	68,720	5.7%	447,486	6.51	4.5%
2014 and thereafter	37	346,445	28.5%	3,682,602	10.63	37.0%
	187	1,214,347	100.0%	$9,961,814	$8.20	100.0%

Commercial Total
2009	30	132,234	1.3%	$1,269,324	$9.60	1.2%
2010	160	1,205,124	11.8%	10,747,093	8.92	9.7%
2011	143	2,040,248	20.0%	15,969,968	7.83	14.4%
2012	109	1,276,550	12.5%	14,437,517	11.31	13.1%
2013	69	890,559	8.7%	9,615,324	10.80	8.7%
2014 and thereafter	223	4,662,359	45.7%	58,522,130	12.55	52.9%
	734	10,207,074	100.0%	$110,561,356	$10.83	100.0%

* Annualized Rent is monthly scheduled rent as of January 31, 2009 (cash basis), multiplied by 12.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
FISCAL 2009 ACQUISITION SUMMARY
as of January 31, 2009
($’s in thousands)

Property	Location	Segment Type	Acquisition Date	Square Feet/Units	Leased Percentage at Acquisition	January 31, 2009 Leased Percentage	Acquisition Cost

33-unit Minot Westridge Apartments	Minot, ND	Multi-Family Residential	May 1, 2008	33	100.0%	100.0%	$1,954
12-unit Minot Fairmont Apartments	Minot, ND	Multi-Family Residential	May 1, 2008	12	100.0%	100.0%	365
4-unit Minot 4th Street Apartments	Minot, ND	Multi-Family Residential	May 1, 2008	4	100.0%	100.0%	89
3-unit Minot 11th Street Apartments	Minot, ND	Multi-Family Residential	May 1, 2008	3	100.0%	100.0%	64
Bismarck 2130 S. 12th Street	Bismarck, ND	Unimproved Land	May 23, 2008	N/A	N/A	N/A	576
22,500 sq. ft. Bismarck 715 E. Broadway	Bismarck, ND	Commercial Office	August 1, 2008	22,500	100.0%	100.0%	1,911
Bismarck 700 E. Main	Bismarck, ND	Unimproved Land	August 1, 2008	N/A	N/A	N/A	314
36-unit Evergreen Apartments	Isanti, MN	Multi-Family Residential	September 2, 2008	36	100.0%	100.0%	3,100
56,239 sq. ft.- 2828 Chicago Avenue	Minneapolis, MN	Commercial Medical	September 16, 2008	56,239	68%	72%	5,052
31,643 sq. ft.- Southdale Medical Expansion (6545 France Avenue)	Edina, MN	Commercial Medical	September 17, 2008	31,643	75%	82%	1,378
10-unit 401 S. Main	Minot, ND	Multi-Family Residential	November 10, 2008	10	0%	50%	760
69,984 sq. ft. – Minnetonka 13600 Cty Rd 62	Minnetonka, MN	Commercial Industrial	January 20, 2009	69,984	100%	100%	4,000
71-unit – IRET Corporate Plaza	Minot, ND	Multi-Family Residential	January 31, 2009	71	0%	15%	9,010
54,335 sq. ft. – IRET Corporate Plaza	Minot, ND	Commercial Office	January 31, 2009	54,335	0%	0%	3,333
			Total Square Feet	234,701			$31,906
			Total Units	169

Definitions
January 31, 2009

Annualized base rent (ABR) is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.

Debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet plus the market value of shares outstanding at the end of the period.

Debt service coverage ratio is computed by dividing earnings before interest income and expense, depreciation, amortization and gain on sale of real estate by interest expense and principal amortization.

EBITDA is earnings before interest, taxes, depreciation and amortization. We consider EBITDA to be an appropriate supplemental performance measure because it eliminates depreciation, interest and the gain/loss from property dispositions, which permits investors to view income from operations without the effect of non-cash depreciation or the cost of debt. EBITDA is a non-GAAP measure. EBITDA as calculated by us is not comparable to EBITDA reported by other REITs that do not define EBITDA exactly as we do.

Funds from operations (FFO) - The National Association of Real Estate Investment Trusts, Inc. (NAREIT) defines FFO as net income (computed in accordance with generally accepted accounting principles, excluding gains/losses from sales of property plus real estate depreciation and amortization. FFO is a non-GAAP measure.  We consider FFO to be a standard supplemental measure for equity real estate investment trusts because it facilitates an understanding of the operating performance of properties without giving effect to real estate depreciation and amortization, which assume that the value of real estate assets diminishes predictably over time.  Since real estate values instead historically rise or fall with market conditions, we believe that FFO provides investors and management with a more accurate indication of our financial and operating results.

Payout ratio (FFO per share and unit basis) - The ratio of the current quarterly distribution rate per common share and unit divided by quarterly FFO per share and unit.

Ratio of earnings to fixed charges - The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations before adjustments for minority interest in consolidated subsidiaries, plus fixed charges and preferred distributions, less capitalized interest and preferred distributions. Fixed charges consist of mortgage and loan interest expense, whether expensed or capitalized, the amortization of debt expense and capitalized interest.

Ratio of earnings to combined fixed charges and preferred distributions - The ratio of earnings to combined fixed charges and preferred distributions is computed by dividing earnings by combined fixed charges and preferred distributions. For this purpose, earnings consist of income from continuing operations before adjustments for minority interest in consolidated subsidiaries, plus fixed charges and preferred distributions, less capitalized interest and preferred distributions. Combined fixed charges and preferred distributions consist of fixed charges (mortgage and loan interest expense, whether expensed or capitalized, the amortization of debt expense and capitalized interest) and preferred distributions.

Stabilized properties are those properties owned for the entirety of both periods being compared.  While results presented on a stabilized property basis are not determined in accordance with GAAP, management believes that measuring performance on a stabilized property basis is useful to investors and to management because it enables evaluation of how the Company’s properties are performing year over year.